UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     July 31, 2009

FLINT TELECOM GROUP, INC.

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(Exact Name of Registrant as Specified in its Charter)

          Nevada                                  0-21069                                      36-3574355
                                                                                                                                   (State or other jurisdiction of                (Commission                       (I.R.S. Employer
                                                                                                                                 incorporation or organization)                  File Number)                     Identification No.)

327 Plaza Real, Boca Raton, FL                                                                                                           33432
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(Address of Principal Executive Offices)                                                                                                           (Zip Code)

(561) 394-2748
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(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Garrett Sullivan resigned as a member of the Board of Directors of Flint Telecom Group, Inc. (the “Company”), effective July 31, 2009.  The vacancy created by his resignation will not be filled, as the Company’s Board of Directors has determined that it is in the best interests of the Company to decrease the total number of directors on the Board of Directors from seven to six.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)           N/A.

                                (b)           N/A.

(c)	N/A

(d)	Exhibits.

N/A

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.

Date:   August 6, 2009                                                                           By:  /s/ Vincent Browne
 Vincent Browne
 Chief Executive Officer